UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 13, 2014


                                 DataJack, Inc.
             (Exact name of registrant as specified in its charter)

        Nevada                       000-31757                   98-0233452
(State of Incorporation)       (Commission File No.)           (IRS Employer
                                                             Identification No.)

               14911 Quorum Drive, Suite 370, Dallas, Texas 75254
           (Address of principal execute offices, including zip code)

                                 (972) 361-1980
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.03.AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
          YEAR

On February 13, 2014, DataJack, Inc. (the "Company") filed a Certificate of Amendment to its Articles of Incorporation (the "Certificate of Amendment"), with the Secretary of State of the State of Nevada to effect a 1-for-20 reverse stock split of the Company's common stock (the "Reverse Stock Split").

As described in the Company's definitive information statement filed with the Securities and Exchange Commission on September January 24, 2014, the Company's Board of Directors approved the Certificate of Amendment and the Company's stockholders, acting by written consent of the holders of a majority of the Company's outstanding common stock, approved the Reverse Stock Split.

As a result of the Reverse Stock Split, every 20 shares of the Company's pre-Reverse Stock Split common stock will be combined and reclassified into 1 share of the Company's common stock. Beginning with the opening of trading on February 21, 2014, the Company's common stock will trade on the OTCQB on a Reverse Stock Split adjusted basis.

No fractional shares will be issued in connection with the Reverse Stock Split, however each fractional share will be rounded up to the nearest whole share. Proportional adjustments will be made to the Company's outstanding warrants, stock options and other equity awards, if any, will be adjusted to reflect the Reverse Stock Split.

A copy of the filed Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of a press release issued by the Company regarding the Reverse Stock Split is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

     Exhibit No.                    Description
     -----------                    -----------

        3.1           Certificate of Amendment of DataJack, Inc.
       99.1           Press release of DataJack, Inc. dated February 20, 2014

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DataJack, Inc.


                                          By: /s/ Stuart Ehrlich
                                              ----------------------------------
                                              Stuart Ehrlich
                                              Chief Executive Officer
Date: February 20, 2014

                                  EXHIBIT INDEX

     Exhibit No.                   Description
     -----------                   -----------

        3.1           Certificate of Amendment of DataJack, Inc.
       99.1           Press release of DataJack, Inc. dated February 20, 2014